SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2005

                              WITNESS SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)



           Delaware                       000-29335             23-2518693
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                           300 Colonial Center Parkway
                                Roswell, GA 30076
                    (Address of principal executive offices)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230. 425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e -4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On July 27, 2005, Witness Systems, Inc. issued a press release to report its second quarter 2005 results. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Witness Systems, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated: July 27, 2005     WITNESS SYSTEMS, INC.


                          BY:               /s/  William F. Evans
                                ------------------------------------------------
                                               WILLIAM F. EVANS
                                         EXECUTIVE VICE PRESIDENT AND
                                           CHIEF FINANCIAL OFFICER